UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 3, 2016

Date of Report (Date of earliest event reported)

Smith & Wesson Holding Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue

Springfield, Massachusetts

01104

(Address of Principal Executive Offices) (Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

As described in Item 7.01, we are furnishing this Current Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on March 3, 2016 discussing our third quarter fiscal 2016 financial and operational results. The disclosure provided in Item 7.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.02.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section.

Item 7.01.	Regulation FD Disclosure.

We are furnishing this Current Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on March 3, 2016 discussing our third quarter fiscal 2016 financial and operational results. The transcript of the conference call and webcast is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

The text included with this Current Report on Form 8-K and the replay of the conference call and webcast on March 3, 2016 is available on our website located at www.smith-wesson.com, although we reserve the right to discontinue that availability at any time.

Certain statements contained in this Current Report on Form 8-K may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, but are not limited to, statements regarding our belief that the combined strength of our firearms and accessories divisions delivered exceptional performance driven by strong consumer demand across our growing portfolio of product offerings; our belief regarding the performance of BTI since its acquisition; our outlook for the fourth quarter of fiscal 2016 and the remainder of fiscal 2016; our belief that the growth of Adjusted NICS for the quarter compared with the same quarter last year indicates robust consumer demand for firearms; our belief that we took market share in the quarter; our belief that the response to our new products introduced at the SHOT Show® was very positive; our vision for the company’s evolution over the next three to five years; our expectations for capital expenditure spending for fiscal 2016 and the primary categories of expenditures; our belief that Adjusted NICS results provide a good indicator of consumer retail activity; our belief in the long-term growth prospects of the firearms market based upon Adjusted NICS results; our belief that our results regarding units shipped into the consumer channel relative to NICS checks in both the handgun and long gun categories are even stronger considering the decline of the channel inventory of our products at wholesale; our belief that February NICS results continue to show strength in the consumer market for firearms; our belief that the sequential monthly increase in background checks reflects normal seasonality at this time of year; our belief that overall market growth in firearms is a combination of the long-term trend toward personal protection, as well as the shorter term influences of a very strong holiday shopping season, the potential impact of news events, and the current political environment; our belief that our growth, which exceeded the market’s growth, was driven by a strong consumer preference for our firearms, a great job by our sales and marketing team on driving brand awareness and retail distribution, and solid execution by our operations team, both in inventory management and in leveraging our flexible manufacturing model, to drive availability of our products at retail; our plans to leverage our flexible manufacturing model and ramp up our outsourcing efforts to allow us to increase production rates in the fourth quarter for certain products; our belief that the M&P Shield remains the market leading firearm today; our belief that the expansion of our agreement with General Dynamics enhances our outsourcing strategy; our plans for General Dynamics to produce gun barrels for our next generation M&P pistol that we will enter into the competition for the U.S. military’s modular handgun system; our belief that the new agreement demonstrates the evolution of our partnership with General Dynamics; our optimism about our response to the RFP for the U.S. military’s modular handgun system; our estimates regarding the timing and completion of the U.S. military’s modular handgun system RFP process; our belief that feedback from retailers and distributors reflected optimism about the year ahead and indicated that our products remain very popular with consumers; our belief that the new firearms we launched at SHOT Show were very well received; our plans to launch additional new firearms at the NRA convention in May; our belief that the accessories team is doing a great job converting previously licensed items (and others) to internal supply; our belief that our acquisition of PowerTech reaffirms our strategy to grow our accessories division inorganically as well as organically; our approach to focus on our firearms business and unlock the tremendous value we knew existed there; our intent to expand (when the time was right) into other markets, particularly the rugged outdoor market; our belief that the rugged outdoor market addresses the needs of most of our core firearms customers; our plans to establish a multi-divisional organizational structure; our intent to include in the multi-divisional organizational structure a manufacturing operations division and a shared services division, both of which will provide services to our firearms and accessories divisions, and any other divisions we may establish in the future; our belief that we will now have the increased bandwidth to consider additional acquisitions that can operate as standalone divisions in the multi-divisional organizational structure and deliver products that serve the needs, wants, and desires of our core customers; our strategy to be extremely selective and employ very strict selection criteria for the return on our investment when exploring acquisition opportunities; our estimates regarding the timing of our long-term approach; our intent to build upon our record of execution and creating long-term value for our shareholders; our vision to be the leading provider of quality products for the shooting and outdoor enthusiast; our belief that our vision, combined with our new multi-divisional organizational structure, positions us well for future growth – both organically and inorganically; our plan to remain passionate about innovating and expanding our firearm and firearm-related offerings for our customers; our estimates for our revenue, GAAP, and non-GAAP earnings per share, including adjustments, for full year fiscal 2016 and the fourth quarter of fiscal 2016; the variability of gross margin from quarter to quarter, depending on promotional activity, operating expenses, and our tax rate; our estimates for our fully diluted share count and tax rate for full year fiscal 2016; our plans regarding cash deployment; our preference to spend cash on buying back stock, buying back debt, investing internally, and external inorganic acquisitions; the extent of our focus on the rugged outdoor space; our plans to do everything we can to capitalize on the strong market that we experienced in the third quarter; our belief that we are optimizing the match of incoming orders with our available capacity in terms of product so that we can capture sales; our plan to ramp up available capacity that we outsource; our estimates regarding the extent to which we will sell down our inventory in the fourth quarter; our belief that our accessories division is seasonal; our belief that retail commences approaching the fall hunting season into the holiday season; our belief regarding the relationship between inventory in hand and revenue; our strategy to outsource the production of certain components such as slides and barrels; our belief that our outsourcing partners are helping us attempt to keep up with the demand that we are experiencing; our belief that our third quarter results demonstrate that we can deliver in high demand markets; our intent to do nothing to compromise the quality of our products; our belief that we are strongly positioned for the U.S. Army modular handgun system RFP competition; our belief that we do a very good job of meeting the requirements for the modular handgun system; our belief that General Dynamics brings a level of skill and knowledge that we do not have; our belief that the version of the M&P polymer pistol that we have submitted along with General Dynamics to the U.S. Army is a great handgun; our plans to reveal a version of the U.S. Army modular handgun system product to the consumer in the U.S. sometime in the future; our belief that smaller handguns designed for conceal carry and personal protection are still very, very popular with the consumer in the U.S.; our belief that the trend for personal protection has continued to strengthen over the last 10 years; our plans to continue to refresh our product offering and continue to stimulate the consumer and excite them in terms of what they want, and what they are looking for from our products and our brands; our belief that we have good brand awareness with some of the new groups getting into shooting; our belief that we are very strong on doing our own research; our belief that we tailor our messaging appropriately to make sure that we are reaching various consumer groups, raising our brand awareness with them; our strategy to be way more of a consumer-centric marketing-led business; our belief that our brands are the most valuable things that we have; our belief that the Smith & Wesson brand has iconic status; our plan to do nothing to erode any value in any of our brands; our strategy regarding licensing; our belief that licensing introduces risk in terms of devaluing the brand; our strategy to be extremely cautious in any product category where we will look to use one of our brand names, whether in the firearms division or our accessories division; our belief that brands are very important as we look inorganically for other companies; our strategy to buy brands that are the top brands in their niche, whatever it is, and use those brands, add those brands into the product portfolio; our belief that there are certain other manufacturers who may be experiencing what we are experiencing regarding inventory; our belief that we can experience loss of market share in the short-term following a period of very strong consumer demand; our belief that as the market normalizes we will take back market share and probably gain market share; our belief that the consumer buy in right now is more intelligent than it has been in the past; our belief that a lot of buying now, or maybe excess buying now, is probably occurring because of more personal and safety issues; our belief that inventory will need replenishment; our expectation that we will start to build inventory internally while at the same time replenishing that inventory with our distribution partners as well; our plan to build inventory internally for the next holiday buying season and the show season that follows late in fiscal year 2017; our expectation that show season will be our annual promotional period regardless of the market that we find ourselves in; our belief that outsourcing is a meaningful level of revenue; our belief that outsourcing is a meaningful size because for us, it is a great source ramp up when the market is strong, but is also great protection when the market is soft in terms of the fact that we can dial it down, keep our internal assets fully utilized so we do not have an overhead absorption issue; our belief that our outsourcing capacity is limited by the amount of technology that is out there with vendors that is the same as ours; our plan in the future to seek out and build relationships with new vendors if we have to; and our expectation that we will attend certain conferences in March 2016. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for our products; the costs and ultimate conclusion of certain legal matters; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; the potential for increased regulation of firearms and firearm-related products; speculation surrounding fears of terrorism and crime; our growth opportunities; our anticipated growth; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to introduce new products; the success of new products; our ability to expand our markets; our ability to integrate acquired businesses in a successful manner; the general growth of our firearm accessories business; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2015.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibits

99.1	Transcript of conference call and webcast conducted on March 3, 2016

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION

Date: March 4, 2016	By:	/s/ Jeffrey D. Buchanan
Jeffrey D. Buchanan
Executive Vice President, Chief Financial Officer, Chief Administrative Officer, and Treasurer

EXHIBIT INDEX

99.1	Transcript of conference call and webcast conducted on March 3, 2016